INDEPENDENT AUDITORS' CONSENT
                          -----------------------------



         We consent to the incorporation by reference in Registration Statement No. 33-47895 on Form S-8 and the Prospectus included therein of our reports dated February 20, 1999 included in the Annual Report on Form 10-K of Decorator Industries, Inc. for the fiscal year ended January 2, 1999.





                                                  LOUIS PLUNG & COMPANY, LLP
                                                  Certified Public Accountants






Pittsburgh, PA
March 24, 1999